ASSIGNMENT OF
OIL AND GAS PIPELINES AND EASEMENTS
WHITLEY COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) ownership in the following assignments of pipelines, compressor stations, right of ways and easements, located in Whitley County, Kentucky:

1. Carl R. Reaves and Thelma Jean Reaves Lease of Compressor Site, dated August 26, 2005,and recorded in Lease Book 85, Pages 698-699, of the Whitley County Court Clerk's Office, including approximately twenty nine thousand feet (29,000') of 2" natural gas pipeline and ten thousand (10,000') of 4" natural gas pipeline, more specifically described in Exhibit "A" attached hereto and made a part hereof. Includes all right of ways, easements, compressor station, sales tap to Delta Utility, meters, drips, scrubbers, or any other related equipment associated with or appurtenant to the pipelines.

2. Charles G. Nantz and Flora Nantz Easement, dated July 1, 2005, and recorded in Deed Book 468, Page 799, of the Whitley County Court Clerk's Office, including approximately twenty three thousand feet (23,000) of 2"natural gas pipeline, more specifically described in Exhibit "B" attached hereto and made a part hereof. Includes all right of ways, easements, compressor stations sales tap to Delta Utility, meters, drips, scrubbers, or any other related equipment associated with or appurtenant to the pipelines.

3. W. J. Robinson Easement, dated July 1, 2005, and recorded in Deed Book 468, Pages 800-801, of the Whitley County Court Clerk's Office.

4. Don Philpot Easement, dated April 1, 2005, and recorded in Deed Book 468, Page 798 of the Whitley County Court Clerk's Office, including approximately seven thousand feet (7000') of 2" natural gas pipeline, more specifically described in Exhibit "C" attached hereto and made a part hereof. Includes all right of ways, easements, compressors stations, sales tap to Delta Utility, meters, drips, scrubbers, or any other related equipment associated with or appurtenant to the pipelines.

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 1st day of August, 2009, and effective as of August 1, 2009.

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

Assignment of Oil and Gas Pipelines
and easements, Whitley County Kentucky
Dated: August 1, 2009

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 1st day of August, 2009, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 1st day of August, 2009, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

107

Wofford Pipeline
Exhibit "A"

[redacted]
Idiot
Branch
Fork
Watts
INTERCHANGE 15
Goldbug
County High Sch
Gas Well
Oil Well
SEABOARD
-84.157274
36.796150
-84.154185
36.794845
-84.145953
36.791724
-84.155188
36.790992
-84.156159
36.789256
-84.156159
36.789256
-84.138486
36.788492
-84.147689
36.776713
-84.154280
36.770424
-84.165919
36.770695
LEGEND
Compressor Station
2" Plastic Pipeline
4" Plastic Pipeline

0 1,250 2,500 5,000

Feet

108

Woodbine Pipe

Click to show one page at a time

Exhibit "B"

-84.076285
36.875628
-84.083478
36.870940
-84.084515
36.866396
-84.077144
36.870725
-84.087993
36.861977
-84.084301
36.858043
-84.088666
36.860670
1300
1400
1500
1600
1200
Bunch
LEGEND
Compressor Station
2" Plastic Pipeline

0 750 1,500 3,000
Feet

Rockhold Pipeline
Exhibit "C"

109

-84.123679
36.850571
-84.122754
36.845021
-84.122664
36.839741
1011
AND
Watts
1100
1200
26
1001
Cem
LEGEND
Compressor Station
2" Plastic Pipeline
0
500
1,000
2,000
Feet